SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 27, 1999
(Date of earliest event reported)

Commission File No. 333-65481

                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                   (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       Other Events

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                              Computational  Materials prepared by DLJ
                                        in   connection   with   Norwest   Asset
                                        Securities     Corporation,     Mortgage
                                        Pass-Through Certificates, Series
                                        1999-20

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION

July 27, 1999

                                   By: /s/ B. David Bialzak
                                      ------------------------------------------
                                      B. David Bialzak
                                      Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                        P
                        prepared by DLJ
                        in connection with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates, Series
                        1999-20.